Exhibit 99.1
                                         AIRCRAFT FINANCE TRUST
                                   ASSET BACKED NOTES, SERIES 1999-1
                                     MONTHLY REPORT TO NOTEHOLDERS
                           All amounts in US dollars unless otherwise stated

Payment Date              15th of each month
Convention                Modified Following Business Day

Current Payment Date         April 15, 2002
Current Calculation Date     April 9, 2002


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1. Account Activity Summary between Calculation Dates
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
                                      Prior                                                  Balance on
                                    Balance           Deposits       Withdrawals       Calculation Date

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
Expense Account               21,871,639.62       1,903,179.39     (5,368,827.90)         18,405,991.11
Collection Account            62,316,815.88       9,916,094.56    (10,591,795.88)         61,641,114.56
Lessee Funded Account         10,788,909.87         283,141.98         (1,500.00)         11,070,551.85
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Total                         94,977,365.37      12,102,415.93    (15,962,123.78)         91,117,657.52
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                              21,871,639.62
Transfer from Collection Account on Previous Payment Date                                  1,903,179.39
Interim Transfer from (to) Collection Account                                                         -
Payments on Previous Payment Date                                                           (373,319.49)
Interim payments                                                                          (4,995,508.41)
Other                                                                                                 -
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Balance on Current Calculation Date                                                       18,405,991.11
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                              62,316,815.88
Collections during period
 - lease rentals                                                                           8,353,504.35
 - maintenance reserves                                                                    1,159,983.28
 - other                                                                                     274,946.00
 - interest income                                                                           127,660.93
Drawings under Credit or Liquidity Enhancement Facilities                                             -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                -
Transfer to Expense Account on previous Payment Date                                      (1,903,179.39)
Net Swap receipts (payments) on previous Payment Date                                     (2,610,248.61)
Net Transfers from (to) Lessee Funded Accounts                                              (274,980.00)
Aggregate Note Payments on previous Payment Date                                          (5,803,387.88)
Interim Transfer from (to) Expense Account                                                            -
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Balance on Current Calculation Date                                                       61,641,114.56
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                         -
                                                                                 -----------------------
Available Collections                                                                     61,641,114.56
                                                                                 -----------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                           382,684.60
(ii)       (a)  Class A Interest but excluding Step-up/Additional Interest                 1,599,298.48
           (b)  Swap Payments other than subordinated swap payments                        2,453,902.78
(iii)      Repayment of Primary Eligible Credit Facilities                                            -
(iv)       First Collection Account top-up                                                33,000,000.00
(v)        Class A Minimum principal payment                                                          -
(vi)       Class B Interest                                                                  312,792.25
(vii)      Repayment of Secondary Eligible Credit Facilities                                          -
(viii)     Second collection account top-up                                               10,000,000.00
(ix)       Class B Minimum principal payment                                                          -
(x)        Class C Interest                                                                  706,666.67
(xi)       Repayment of Tertiary Eligible Credit Facilities                                           -
(xii)      Third Collection Account top-up                                                 5,000,000.00
(xiii)     Class A Supplemental principal                                                             -
(xiv)      Class B Supplemental principal                                                             -
(xv)       Class C Minimum principal payment                                                          -
(xvi)      Class D Interest                                                                  586,666.67
(xvii)     Repayment of Subordinate Eligible Credit Facilities                                        -
(xviii)    Fourth Collection Account top-up                                                4,000,000.00
(xix)      Class D Minimum principal payment                                                          -
(xx)       Expense Accrual                                                                 2,017,966.48
(xxi)      Additional and Step-up Interest
           (a)  Additional Interest                                                                   -
           (b)  Maturity Step-up Interest                                                             -
           (c)  Registration Step-up Interest                                                         -
(xxii)     Class A Scheduled principal                                                     1,581,136.63
(xxiii)    Class B Scheduled principal                                                                -
(xxiv)     Class C Scheduled principal                                                                -
(xxv)      Class D Scheduled principal                                                                -
(xxvi)     Reimbursement of Beneficial Interest Cure Payments                                         -
(xxvii)    Sale Premium
           (a)  Class C                                                                               -
           (b)  Class D                                                                               -
(xxviii)   Expense Account for Modification Accruals and Refinancing Payments                         -
(xxix)     Class A Outstanding Principal Balance                                                      -
(xxx)      Class B Outstanding Principal Balance                                                      -
(xxxi)     Class C Outstanding Principal Balance                                                      -
(xxxii)    Class D Outstanding Principal Balance                                                      -
(xxxiii)   Subordinated Swap Payments                                                                 -
(xxxiv)    Additional Servicing Obligations                                                           -
(xxxv)     Remainder to Beneficial Interest                                                           -
                                                                                 -----------------------
                                                                                          61,641,114.56

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                  33,000,000.00
Second Collection Account Top-up                 10,000,000.00
Third Collection Account Top-up                   5,000,000.00
Fourth Collection Account Top-up                  4,000,000.00
                                            -------------------
  Total Liquidity Reserve Amount                 52,000,000.00                           (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                 -----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above        9,641,114.56
                                                                                 -----------------------

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4. Payments on the Notes by Subclass
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                                                      Subclass          Subclass                  Class
(a) Floating Rate Notes                                    A-1               A-2                      B
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Applicable LIBOR                                      1.90000%          1.90000%               1.90000%
Applicable Margin                                     0.48000%          0.50000%               1.15000%
Applicable Interest Rate                              2.38000%          2.40000%               3.05000%
Actual Number of Days                                       31                31                     31
Interest Amount Paid                              1,050,340.28        548,958.20             312,792.25
Additional Interest Paid                                     -                 -                      -
Maturity Step-up Interest Amount Paid                        -                 -                      -
Registration Step-up Interest Amount Paid                    -                 -                      -
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Total Interest Paid                               1,050,340.28        548,958.20             312,792.25
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Expected Final Payment Date                       May 15, 2004     June 15, 2008           May 15, 2016
Excess Amortization Date                          May 15, 2004     June 15, 1999          June 15, 1999

Original Balance                                512,500,000.00    400,000,000.00         126,500,000.00
Opening Outstanding Principal Balance           512,500,000.00    265,624,935.70         119,095,937.52
Total Principal Distribution Amount                          -      1,581,136.63                      -
Redemption Amount:
  Amount allocable to principal                              -                 -                      -
  Amount allocable to premium                                -                 -                      -
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Closing Outstanding Principal Balance           512,500,000.00    264,043,799.07         119,095,937.52
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                                                         Class             Class
(b) Fixed Rate Notes                                         C                 D
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Applicable Interest Rate                                 8.00%            11.00%
Number of Days                                              30                30
Interest Amount Payable                             706,666.67        586,666.67
Additional Interest Paid                                     -                 -
Registration Step-up Interest Amount Paid                    -                 -
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Total Interest Paid                                 706,666.67        586,666.67
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Expected Final Payment Date                      July 15, 2016   August 15, 2016
Excess Amortization Date                         July 15, 2016      May 15, 2009

Original Balance                                106,000,000.00     64,000,000.00
Opening Outstanding Principal Balance           106,000,000.00     64,000,000.00
Total Principal Distribution Amount                          -                 -


Redemption Amount:
 Amount allocable to principal                               -                 -
 Amount allocable to premium                                 -                 -
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Closing Outstanding Principal Balance           106,000,000.00     64,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                 May 15, 2002
Next Calculation Date                              May 9, 2002
Reference Date                                  April 11, 2002

                                                      Subclass          Subclass                  Class
                                                           A-1               A-2                      B
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Applicable LIBOR                                      1.86000%          1.86000%               1.86000%
Applicable Margin                                     0.48000%          0.50000%               1.15000%
Applicable Interest Rate                              2.34000%          2.36000%               3.01000%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                      Subclass          Subclass                  Class
(a) Floating Rate Notes                                    A-1               A-2                      B
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Opening Outstanding Principal Balance               100,000.00         66,406.23              94,146.98
Total Principal Payments                                     -            395.28                      -
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Closing Outstanding Principal Balance               100,000.00         66,010.95              94,146.98

Total Interest                                          204.94            137.24                 247.27
Total Premium                                                -                 -                      -
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                                                         Class             Class
(b) Fixed Rate Notes                                         C                 D
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Opening Outstanding Principal Balance               100,000.00        100,000.00
Total Principal Payments                                     -                 -
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Closing Outstanding Principal Balance               100,000.00        100,000.00

Total Interest                                          666.67            916.67
Total Premium                                                -                 -
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


Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:    -